UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2019

ANIXA BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-11254	11-2622630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3150 Almaden Expressway, Suite 250 San Jose, CA	95118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (408) 708-9808

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ANIX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

On October 23, 2019, Anixa Biosciences, Inc. (the “Company”) completed its 2019 annual meeting of stockholders (the “Annual Meeting”). The number of shares of stock entitled to vote at the Annual Meeting was 20,207,261 shares of common stock (the “Voting Stock”). The number of shares of Voting Stock present or represented by valid proxy at the Annual Meeting was 14,851,237 shares. At the Annual Meeting, the Company’s stockholders (i) re-elected Dr. Amit Kumar, Dr. Arnold Baskies, David Cavalier, Dr. John Monahan and Lewis H. Titterton, Jr. and elected Emily Gottschalk as directors, (ii) approved, on a non-binding, advisory basis, the Company’s executive compensation, and (iii) approved, on a non-binding, advisory basis, the frequency of one year for the Company to hold advisory votes on its executive compensation and (iv) ratified the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2019. The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal No. 1 – Election of directors

Dr. Amit Kumar, Dr. Arnold Baskies, David Cavalier, Dr. John Monahan, Lewis H. Titterton, Jr. and Emily Gottschalk were elected to serve until the 2020 annual meeting of stockholders or until their successors are elected and qualified or until their earlier resignation or removal. The voting results were as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Vote
Dr. Amit Kumar	7,509,531	92,686	7,249,020
Dr. Arnold Baskies	7,048,938	553,279	7,249,020
David Cavalier	7,510,302	91,915	7,249,020
Dr. John Monahan	6,964,282	637,935	7,249,020
Lewis H. Titterton, Jr.	6,980,683	621,534	7,249,020
Emily Gottschalk	7,527,963	74,254	7,249,020

Proposal No. 2 – Approval, by non-binding advisory vote, of the Company’s executive compensation

The Company’s executive compensation, by non-binding advisory vote, was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,825,190	715,703	61,324	7,249,020

Proposal No. 3 – Approval, by non-binding advisory vote, on the frequency of advisory votes on the Company’s executive compensation

The frequency of one year for future advisory votes on the Company’s executive compensation was approved by non-binding advisory vote. The voting results were as follows:

3 Years	2 Years	1 Year	Abstentions	Broker Non-Votes
1,815,711	132,190	5,455,369	198,947	7,249,020

Proposal No. 4 – Ratification of the appointment of independent registered public accounting firm

The appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2019 was ratified. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
14,828,263	15,899	7,075	0

Item 7.01    Regulation FD Disclosure.

            Attached as Exhibit 99.1 to this Current Report is the form of presentation of the Company which was used by management at its Annual Meeting. This presentation may be used by the Company in the future at meetings with investors, analysts or others, in whole or in part and possibly with modifications from time to time.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.             Description

99.1                 Corporate Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2019
ANIXA BIOSCIENCES, INC.

	By:	/s/ Amit Kumar
Name: Dr. Amit Kumar
Title: President and Chief Executive Officer

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